1 Investor Presentation July 2026 NETSTREIT

Disclaimer 2 This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning our business and growth strategies, investment, financing and leasing activities, including estimated development costs, and trends in our business, including trends in the market for single-tenant, retail commercial real estate. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such statements included in this presentation may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements, or our objectives and plans will be achieved. For a further discussion of these and other factors that could impact future results, performance or transactions, see the information under the heading “Risk Factors” in our Form 10-K for the year ended December 31, 2025, filed with the SEC on February 10, 2026, and other reports filed with the SEC from time to time. Forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation. New risks and uncertainties may arise over time, and it is not possible for us to predict those events or how they may affect us. Many of the risks identified herein and in our periodic reports have been and will continue to be heightened as a result of the ongoing and numerous adverse effects arising from macroeconomic conditions, including inflation, interest rates and instability in the banking system. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law. This presentation also includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, FFO, Core FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, Annualized Adjusted EBITDAre, Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, Net Debt, Adjusted Net Debt, and Pro Forma Adjusted Net Debt. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing its financial results with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Certain monetary amounts, percentages and other figures included in this presentation have been subject to rounding adjustments. Certain other amounts that appear in this presentation may not sum due to rounding.

Investment Highlights & Business Update

High Credit Quality & Resilient Net Lease Portfolio

- ✓ Focused on growing portfolio with high quality tenants that offer strong credit profiles and provide consistent performance through various economic cycles
- ✓ Proven track record of full occupancy and strong unit-level coverage
- ✓ Long weighted average lease term supported by a geographically diverse portfolio of fungible freestanding assets

56.5%
Investment Grade (IG) and Investment Grade Profile (IGP)[1]

89.1%
Necessity, Discount, and Service-Oriented Tenants

100%
Occupancy

3.8x
Unit-Level Rent Coverage[2]

10.0 Years
Weighted Average Lease Term (WALT)

$3.8 million
Average Asset Size

Well Capitalized Balance Sheet

- ✓ Low leverage with no intermediate-term debt maturities
- ✓ $184 million of forward equity sold in 2Q'26
- ✓ $719 million of unsettled forward equity as of July 2026

3.1x
PF Adj. Net Debt[3] / Annualized Adj. EBITDAre

20.5%
PF Adj. Net Debt[3] / Undepreciated Gross Assets

$1.1 billion
Total PF Liquidity[3,4]

2028
First Term Loan Maturity

Proven Ability to Source Attractive Investment Opportunities

- ✓ Strong investment pace since inception with a solid pipeline of investment opportunities at attractive cash yields
- ✓ Four consecutive quarters of $200+ million in gross investments
- ✓ Proven ability to source resilient investments as evidenced by our de minimis historical credit loss

$195.8 million
Trailing Four Quarter Avg. Net Investments

7.5%
Trailing Four Quarter Wtd. Avg. Cash Yield

3bps
Annual Credit Loss over Six Yrs[2]

7.1%
Wtd. Avg. Cash Yield Since 3Q'20

Source: Company data and balance sheet as of June 30, 2026, unless otherwise noted. Figures represent percentage of ABR unless otherwise noted. Due to rounding, respective percentage of credit rating may not precisely reflect the absolute figures.

1. Represents tenants with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody's, or NAIC.
2. See slide 4 for further details on our historical credit loss experience and slide 13 for various credit and coverage statistics.
3. Reflects the impact of 38.9 million unsettled forward shares at the June 30, 2026, weighted average net settlement price of $18.34 per share and 0.2 million ATM shares sold QTD in 3Q'26 at the weighted average net settlement price of $21.27 per share.
4. Includes the $50 million of undrawn term loan balance from the $250 million senior unsecured term loan.

NETSTREIT
3

Annualized Credit Loss Experience vs. Peers

De Minimis Historical Annualized Credit Loss Since Inception

Since NETSTREIT's initial equity raise in 4Q'19, only one portfolio tenant – Big Lots – has experienced a credit event, which has caused **3bps of annualized credit loss over the last six-plus years**

Peer Commentary on Annualized Credit Loss

AGREE REALTY

"..that compares to the roughly **35bps** of credit loss that we incurred in 2024, which is slightly above our longer-term average.
(4Q'24 Earnings Transcript)

ESSENTIAL PROPERTIES

"We provided some good credit loss statistics in our NAREIT deck of **30bps** per annum is our historical experience"
(3Q'24 Earnings Transcript)

FCPT

"Going back to 2016, we've had a total of $1.76 million in bad debt versus $1.5 billion in rent collected — an average of **12bps** per year"
(2Q'25 Earnings Transcript)

NNN REIT

"Historically, our credit loss typically runs in the kind of the **30bps to 50bps** kind of range"
(4Q'24 Earnings Transcript)

REALTY INCOME
The Monthly Dividend Company®

"Historically about how when you exclude the pandemic, we've been right there around **25bps** of credit loss in a given year as a % of revenue"
(3Q'24 Earnings Transcript)

W. P. CAREY

"Historically, both under assumptions but also realized credit loss…we've probably been more in the **50bps to 75bps** range"
(1Q'25 Citi Conference Transcript)

Big Lots Historical ABR



In 2H'23, NTST disposed of three underperforming assets leased to Big Lots with $850K in ABR; post bankruptcy all three assets are vacant
After more than six years of existence, NTST has lost de minimis ABR from credit events
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
2Q'23
Pre-Bankruptcy
Post-Bankruptcy
Current & Former Big Lots Assets
Disposed Assets

With Big Lots footprint shrinking to ≈200 stores from ≈1,400 stores post bankruptcy (**15%** acceptance rate), NETSTREIT's **87.5%** acceptance rate (7 of 8 leases accepted/assigned in bankruptcy) was significantly better than all other multi-unit landlords

NETSTREIT
4

Portfolio Overview

High-Quality, Diversified Portfolio Consisting of 56.5% IG and IG Profile Tenants Across 46 States

Key Portfolio Stats

Investments[1]	859
States	46
Portfolio Square Feet (in millions)	15.4
Tenants	156
Retail Sectors	28
% Occupancy	100.0%
% IG and IG Profile Tenants (by ABR)[2]	56.5%
WALT (Years)[3]	10.0
Lease Turnover Through 2027 (by ABR)	2.0%

National Footprint in Attractive Markets


WA
OR
CA
ID
NV
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
MI
IN
OH
KY
TN
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
CT
RI
NJ
MD
DE
AK
HI

≥5% ABR
≥3% and <5% ABR
≥1% and <3% ABR
<1% ABR
0% ABR

Top 10 Tenants by % of ABR


Ahold Delhaize
BBB+
4.2%
DOLLAR GENERAL
BBB
3.9%
CVS Health
BBB
3.9%
THE HOME DEPOT
A
3.3%
TSC TRACTOR SUPPLY CO
Baa1
3.2%
Speedway
A
2.8%
HOBBY LOBBY
IG Profile
2.7%
Speedfast 4
SIG (unrated)
2.5%
Walgreens 5
SIG (Unrated)
2.2%
FAMILY DOLLAR
IG Profile
2.1%

Investment Grade
Investment Grade Profile
Sub-Investment Grade (unrated)

Source: Company data as of June 30, 2026, unless otherwise noted.
1. Excludes five properties under development.
2. Percentage represents investments, or investments that are subsidiaries of a parent entity, with a credit rating of BBB- (S&P/Fitch), Baa3 (Moody's), or NAIC2 (National Association of Insurance Commissioners) or higher, and investments that have investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody's, Fitch, or NAIC.
3. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable.
4. Speedfast is a convenience store brand owned by United Lone Enterprises.
5. Stats incorporate all completed activities as of July 15, 2026, as if they occurred by June 30, 2026; all other portfolio stats as of June 30, 2026.

NETSTREIT
5

Portfolio Diversification In Defensive Retail Sectors Nationally Diversified Portfolio Primarily Comprised of Recession Resilient Retail Tenants Source: Company data as of June 30, 2026. All figures represent percentage of ABR. Due to rounding, respective defensive retail sector exposure may not precisely reflect the absolute figures. 1. Stats incorporate all completed activities as of July 15, 2026, as if they occurred by June 30, 2026; all other portfolio stats as of June 30, 2026. 43.8% Necessity 11.5% Discount 10.9% Other 33.8% Service 89.1% ABR Necessity Discount Service 6 Top Industries Grocery 16.5% Convenience Stores 15.6% Home Improvement 8.0% Dollar Stores 7.3% Health and Fitness 6.4% Drug Stores & Pharmacies1 6.1% Quick Service Restaurants 5.8% Automotive Service 4.9% Sporting Goods 4.4% Healthcare 4.3% Discount Retail 4.2% Farm Supplies 4.1% Arts & Crafts 2.6% General Retail 2.1% Auto Parts 2.1%

Consistent Investment Approach

Disciplined and Deliberate Portfolio Construction

Investment Philosophy	Portfolio Strategy	Current Metrics
Defensive Tenancy in Necessity-Based and E-commerce-Resistant Retail Industries[1]	Primarily	89.1%
Resilient, Cycle-Tested Investment Grade Credit Tenants with Durable Cash Flows[1]	~50%	56.5% (40.7% IG and 15.8% IGP)
Granular Assets in Highly Fragmented, Undercapitalized Market Segment	$1 to $10 million Avg. Asset Size	$3.8 million Avg. Asset Size
Net Lease Retail Assets with Long Lease Term Benefiting From Contractual Rent Growth	~10 Year WALT	10.0 Year WALT[2]
Diversification by Industry, Tenant, State[1]	<15% Industry <50% Top 10 Tenants <15% State	16.5% Industry 30.8% Top 10 Tenants[3] 19.0% State
Significant Focus on Fundamental Real Estate Underwriting	Attractive cost basis with durable valuation supported by market rents and demos, physical structure and location, and alternative use analyses	

Source: Company data as of June 30, 2026, unless otherwise noted. Due to rounding, respective percentage of credit rating may not precisely reflect the absolute figures.
1. Portfolio statistics as a percentage of ABR.
2. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivables.
3. Stats incorporate all completed activities as of July 15, 2026, as if they occurred by June 30, 2026; all other portfolio stats as of June 30, 2026

NETSTREIT

7

“Market-Taker Assets” 8 Inefficiently Priced Assets TYPICAL TRANSACTION - Well marketed transaction - Straight-forward transaction - Ability to finance transaction - Highly competitive, well capitalized investors TYPICAL TRANSACTION - Not highly marketed - May involve transaction structuring that limits buyer pool - Limited financing options - Less competitive Efficiently Priced Assets Acquisition Strategy – Bell Curve Investing Acquisition Strategy is Focused on Inefficiently Priced Assets Where Risk Adjusted Returns are Higher

9 Real Estate Valuation Unit-Level Profitability • Review underlying key real estate metrics to maximize re- leasing potential • Location analysis • Alternative use analysis • Determine rent coverage (target >2.0x) and cost variability • Assess volatility and likelihood of cash flow weakness C B Tenant Credit Underwriting • Evaluate corporate level financials • Assess business risks • Determine ownership/sponsorship • Rigorous credit underwriting A Le ve l o f U nd er w rit in g Em ph as is Stringent Three-Part Underwriting Process Our Three-Pronged Approach Results in Superior Downside Protection

Investment Grade (rated) Investment Grade Profile (unrated) Sub-IG (rated) & Sub-IG Profile (unrated) Description • Validated financial strength and stability • Professional management with standardized operational practices • Focus on corporate guarantee credit • Lower relative yields • Higher competition for deals • IG-caliber balance sheets without explicit rating • Threshold metrics: • At least $1B in sales • Debt / adjusted EBITDA of less than 2.0x • Well-capitalized retailers • National footprint with strong brand equity • Focus on real estate quality / unit- level profitability • Higher relative yields • Lower competition for deals Durability • Coverage and credit enhancements required given more susceptible to market disruptions % Of ABR 40.7% 15.8% 43.5% Lease Terms (WALT, Rent Bumps, etc.) Less negotiating leverage More negotiating leverage Most negotiating leverage Representative Tenants 10 Source: Company data as of June 30, 2026, unless otherwise noted. Due to rounding, respective percentage of credit rating may not precisely reflect the absolute figures. 56.5% IG and IG Profile Defensive, consistent performance through economic cycles Strong Tenant Credit Underwriting Credit-Focused Underwriting Approach Drives Stable Revenue and Long-Term Return on Investment

11 Market-Level Considerations Property-Level Considerations • Fungibility of building for alternative uses • Replacement cost • Location analysis • Traffic counts • Nearby uses and traffic drivers, complementary nature thereof • Accessibility and parking capacity • Ingress and egress • Visibility / signage • Vacancy analysis • Marketability of the real estate without current tenant • List of likely replacement tenants • Rent analysis • Market rent versus in-place rent • Demographic analysis • Current demographics plus trends and forecasts • Competitive analysis • Market position versus competing retail corridors Real Estate Valuation Real Estate Closely Follows Credit as a Top Priority: We Utilize a Ground-Up Framework Rooted in Real Estate Fundamentals to Underpin Valuation and Further Quantify the Upside Potential of an Investment

12 Obtain Financial Info Perform Financial Analysis2 Assess Investment Merits1 3 • Provides clarity into location-specific performance • Analyze store demand dynamics, cost structure and liquidity profile • Determine whether property meets investment criteria • Obtain unit-level financial information from parent company if possible • If financials are not provided, utilize data provided by third party vendors to estimate sales by location • Third party data includes: • Cell phone traffic • Point of sales (POS) data • Triangulate P&L based on available information • Foot traffic • Sales • EBITDAR margin • Rent • Account for variability in business model cost structure • Higher proportion of fixed costs = more variability in rent coverage • Determine store ranking within tenant’s broader operating portfolio based on estimated sales Key Unit-Level Investment Criteria Target Rent Coverage of 2.0x on a Stabilized Basis  Higher Variable Cost Structure Ranks in Top Half of Tenant’s Store Portfolio Unit-Level Profitability Assess Unit-Level Financial Performance to Focus on Properties with Strong Rent Coverage and Higher Variability in Operating Costs

>2.00x: 81.9% 1.50-1.99x: 11.4% 1.00-1.49x: 3.0% <1.00x :0.4% NR, 3.3% 0% 5% 10% 15% 20% 25% NR <1.00 1.00-1.49 1.50-1.99 >2.00 3% 16% 3% 6% 11% 13% 24% 23% 0% 5% 10% 15% 20% 25% 30% 13 Source: Company data as of June 30, 2026. “NR” stands for not reported. 1. Unit-level rent coverage is calculated using a.) unit-level financial reporting, which represents 37.2% of ABR, or b.) Placer.ai adjusted sales and corporate EBITDA margins, where unit level reporting is not required by a lease. 2. The chart illustrates the ABR attributable to leases with tenants having specified implied credit ratings based on their Moody’s EDF-X scores. Moody’s equates the EDF scores generated using EDF-X with a corresponding credit rating. For those tenants with an actual credit rating from S&P, Moody’s, Fitch, or the National Association of Insurance Commissioners, the higher of the actual or implied credit rating is used. 3. Excludes investments that secure mortgage loans receivable. % of ABR by Tenant Revenue Tranche % of ABR by Unit-Level Coverage Tranche1 Unit-Level Coverage by Tenant Credit2 Unit-Level Coverage by Lease Expiration3 >78% of our tenants generate >$1B in annual revenue Our weighted average unit-level coverage for the portfolio is 3.8x ABR expiring through 2029 has coverage of 5.1x 93% of our ABR has unit- level coverage >1.5x Portfolio Health Statistics Durability Evidenced by Creditworthy Tenants with Large Revenue Bases and Strong Unit-Level Coverage 0% 5% 10% 15% 20% 25% NR <1.00 1.00-1.49 1.50-1.99 >2.00

14 Source: Company filings from August 2020 through March 31, 2026. NTST as of June 30, 2026. 1. Investments that have investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody’s, or NAIC. 2. Excludes lease extension options and investments that secure mortgage loans receivable. 3. Assumes cash cap rate is 30bps lower than reported GAAP cap rate. Gross Volume ($ in millions) $3,405 $7,832 $3,971 $1,636 $6,237 Investment Grade % 49.8% 66.5% NA NA NA Investment Grade Profile1% 13.9% NA NA NA NA IG + IG Profile % 63.6% NA NA NA NA WALT2 11.9 11.1 18.0 10.8 17.5 Weighted Average Cash Yield 7.1% 6.5%³ 7.1% 6.7% 7.6% History of Sourcing Investments at Attractive Yields Consistently Invested at Above-Market Yields Despite Focus on High-Quality Tenants Sourcing Volume Since 3Q’20

15 Investment Activity Summary Details Source: Company data as of June 30, 2026. 1. Includes acquisitions, mortgage loans receivable, and completed developments. 2. Excludes lease extension options and investments that secure mortgage loans receivable. Investments1 Number of Investments 33 52 25 32 50 57 58 93 Average Investment $4,593 $3,752 $3,627 $3,658 $4,078 $4,306 $4,120 $3,214 Cash Cap Rates 7.5% 7.4% 7.7% 7.8% 7.4% 7.5% 7.5% 7.4% IG + IGP % 52.4% 51.2% 65.9% 25.7% 33.4% 33.9% 34.7% 44.9% Weighted Average Lease Term2 12.5 14.0 9.2 15.7 13.4 15.0 14.1 9.8 $151,555 $195,079 $90,680 $117,063 $203,907 $245,431 $238,964 $298,857 $0 $40,000 $80,000 $120,000 $160,000 $200,000 $240,000 $280,000 $320,000 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 2Q'26 G ro ss In ve st m en t A ct iv ity ($ 00 0s )

16 Disposition Activity Summary Details Source: Company data as of June 30, 2026. 1. Excludes vacant properties. Dispositions Cash Cap Rates1 7.3% 7.1% 7.3% 6.5% 7.2% 6.9% 6.6% 6.8% Number of Investments 8 30 16 20 24 17 5 16 Weighted Average Lease Term 9.9 11.4 10.0 9.3 11.8 11.2 11.3 9.4 $24,105 $59,337 $40,293 $60,391 $37,769 $40,414 $11,053 $49,143 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 2Q'26 D is po si tio n Ac tiv ity ($ 00 0s )

17 Source: Company data as of June 30, 2026. Since inception, the Company has disposed of 239 properties totaling $600 million, materially improving portfolio performance metrics such as tenant quality, WALT, and geographic diversity Identify properties not meeting strategy and/or risk management criteria (i.e. rent coverage) Periodically review all properties for changes in performance, credit, and local conditions Leverage 1031 exchange transfers where possible to access deep, non- institutional market for portfolio optimization Strategic Recycling Perpetual Stratification Active Monitoring Identify Active Asset Management Continuously Track Property Performance to Stratify Portfolio and Ensure a Secure Rental Stream

$200 $250 $350 $200 $200 $500 $8 $50 $0 $200 $400 $600 $800 $1,000 2026 2027 2028 2029 2030 2031 2032 In M illi on s Term Loan RCF Capacity Mortgage Note $199 Source: Company data as June 30, 2026, unless otherwise noted. 1. Reflects the impact of 38.9 million unsettled forward shares at the June 30, 2026, weighted average net settlement price of $18.34 per share and 0.2 million ATM shares sold QTD in 3Q’26 at the weighted average net settlement price of $21.27 per share. 2. Includes the $50 million of undrawn term loan balance from the $250 million senior unsecured term loan. 3. Principal balance of revolver as of June 30, 2026. Conservative Balance Sheet with Strong Liquidity Balance Sheet Positioned for Growth Given Strong Liquidity Profile and Low Leverage Position 18 Abundant Liquidity to Support Growth: $1.1 billion in total PF liquidity1,2 Well-Staggered Debt Maturity Profile: Weighted average debt maturity of 3.6 years; no term loan maturities expected until 2028 Unsecured Balance Sheet: Asset base is over 99% unencumbered Low Leverage: PF Adjusted Net Debt1 / Annualized Adjusted EBITDAre of 3.1x Debt Maturity Schedule 3

2.7% 6.4% 11.4% 12.0% 16.9% 21.8% 41% 65% 52% 32% 13% 0% ADC FCPT NTST O NNN EPRT 5.1x 3.8x 3.5x N/A N/A N/A FCPT NTST EPRT O NNN ADC Source: Public filings as of March 31, 2026. NTST as of June 30, 2026. 1. Examples of service includes convenience stores, quick service restaurants, automotive service, and health and fitness. Examples of discount include dollar store and discount retail. Examples of necessity include, drug stores & pharmacy, home improvement, auto parts, and banking. Realty Income’s portfolio composition reflects their Top 20 industries only as they no longer disclose their complete list of industries. 2. Unit-level rent coverage is calculated using a.) unit-level financial reporting or b.) Placer.ai adjusted sales and corporate EBITDA margins, where unit level reporting is not required by a lease. Portfolio Highlights Relative to Peers NTST’s Stable & Predictable Cash Flow Profile Drives Superior Risk-Adjusted Returns Lease Rollover Through 2028 Unit-Level Rent Coverage Investment Grade % Portfolio Composition1 19 14.6 10.0 7.8 10.1 8.7 6.7 Weighted-Average Lease Term 63% 96%2 99% NR NR NR Unit-Level Financial Reporting 97% 34% 77% 27% 29% 59% 12% 15% 6% 44% 3% 42% 30% 13% Service Discount Necessity

6.3% 5.3% 5.1% 5.1% 5.1% 3.8% 3.6% 3.6% 3.1% 2.9% 8.0% 6.1% 5.6% 5.5% 5.2% 4.7% 4.1% 3.9% 3.5% 3.5% 2027E AFFO per Share Multiple6 9.0% 8.7% 5.4% 5.4% 4.5% 3.4% 3.3% 3.0% Source: Public filings, FactSet and S&P Capital IQ. Note: Market data as of July 17, 2026. Capitalization data as of 1Q’26 (NTST as of 2Q’26). 1. AFFO per share growth CAGR is calculated using 2021A and 2025A AFFO per share. 2. FVR’s common stock began trading on the New York Stock Exchange on October 2, 2024. 3. During 2023, WPC spun-off NLOP. Year-over-year growth not comparable. Consensus WPC RemainCo 2023A AFFO not available. 4. Net Debt is adjusted for forward equity. For NTST, net debt is further adjusted to include the impact of ATM sales in 2Q’26. 5. 2026E / 2027E AFFO per share growth is calculated using FactSet mean 2026E / 2027E AFFO per share estimates and 2025 AFFO per share actuals. 6. 2026E / 2027E AFFO per share multiple calculated using current price per share and FactSet mean 2026E / 2027E AFFO per share estimates. 2026E AFFO per Share Growth5 Multiple and Earnings Growth Comparison Relative Valuation and Growth Remains Stable 20 AFFO per Share Growth CAGR1 (2021-2025) Adj. Net Debt / EBITDA4 2026E AFFO per Share Multiple6 NA2 2027E AFFO per Share Growth5 NA3 3.2x 3.2x 3.5x 4.2x 5.0x 5.2x 5.3x 5.3x 5.6x 5.8x 17.8x 16.6x 16.3x 16.0x 14.8x 14.6x 14.5x 14.3x 14.2x 13.9x 16.9x 15.8x 15.4x 15.2x 14.4x 14.0x 13.9x 13.8x 13.7x 13.5x

Implied Cap Rate G&A Adjusted Implied Cap Rate2 2026E AFFO Multiple 5.0% 4.7% 17.8x 5.9% 5.3% 16.0x 6.0% 5.5% 16.3x 6.3% 5.7% 14.2x 6.5% 6.3% 14.8x 6.9% 6.0% 13.9x Average ex NTST 6.2% 5.7% 15.4x (unaudited, in thousands) Three Months Ended, June 30, 2026 NOI - Property $52.2 Straight-line Rental Adjustments (2.3) Amortization of Lease-Related Intangibles 0.1 Cash NOI - Property 50.0 Intraquarter Net Investment Activity 3.4 Normalized Cash NOI - Property 53.4 Annualized Property-Level Cash NOI $213.6 Applied Cap Rate 5.93% 5.75% 5.50% 5.25% 5.00% Implied Real Estate Value $3,605 $3,715 $3,884 $4,069 $4,272 Mortgage Loan Receivable 151.4 Property Under Development 13.5 Other Tangible Assets 78.7 Net Debt1 (672.2) Other Tangible Liabilities (40.6) Implied Equity Value $3,136 $3,246 $3,415 $3,600 $3,803 Total Shares and OP Units Outstanding 101.9 Unsettled Forward Shares1 38.9 Implied Equity Value per Share $22.26 $23.04 $24.24 $25.55 $27.00 Applied Cap Rate and NAV Analysis Upside Potential Given Relative Valuation Applied Nominal Cap Rate – Sensitivity Analysis 21 Peer Benchmarking Source: Public filings, FactSet and S&P Capital IQ. Note: Capitalization data as of 1Q’26 (NTST as of 2Q’26). Market data as of July 17, 2026. Companies may define adjusted cash NOI differently. Accordingly, such data for these companies and NTST may not be comparable. 1. Assumes 38.9 million of unsettled forward equity shares were settled for cash on June 30, 2026, at a weighted average net settlement price of $18.34 per share. 2. (NOI – TTM G&A) / Implied Real Estate Value.

22 Corporate Responsibility

23 Source: Company data. 1. Reflects gender and racial / ethnic diversity. Annual Director Elections Majority Voting Standard For Election of Directors Director Resignation Policy Annual Director and Committee Assessments No poison pill or differential voting stock structure to chill shareholder participation Shareholders’ right to amend the charter and bylaws by simple majority vote Separate non-executive Chair and CEO roles and Lead Independent Director with strong role and significant governance duties Governance Highlights Board Independence and Diversity 86% Independent Directors 50% Diverse Independent Directors1 43% Female Directors 4 Fully Independent Committees Governance We are committed to acting with honesty and integrity and conducting all corporate opportunities in an ethical manner.

24 401K Plan 100% company match of up to a 6% contribution Insurance Health, dental, and vision insurance costs covered at 90% for employees and 80% for dependents Leave Ten weeks of paid maternity leave at 100% salary as well as four weeks of paid family bonding; Company also provides jury duty, witness leave, and military leave Paid Time Off A minimum of twenty-three PTO days Paid Holidays Fourteen days of paid holidays Employee Assistance 24/7 toll-free hotline to access confidential counseling on various physical and mental health needs Continuing Education Reimbursement for certifications, tuition, courses, and seminars for continuing professional education BenefitsWorkforce Diversity Source: Company data as of December 31, 2025. Social Responsibility Human capital management is the cornerstone of our ESG and corporate strategy. We believe in the value of a diverse workforce and inclusive culture. 47% Women 27% Ethnically Diverse

25 Source: Tenants within our portfolio that have public environmental, social, or governance initiatives as of June 30, 2026. Environmental Responsibility We are committed to fulfilling our responsibility as an outstanding corporate citizen.  17 of our top 20 tenants have corporate sustainability initiatives in place  42% of ABR represents top tenants with ESG initiatives  We incorporated green lease clauses in our standard lease form and as part of our corporate guidelines  We received Silver Level recognition from Green Lease Leaders for our efforts  We completed scope 1 and 2 greenhouse gas emissions inventory for our corporate headquarters  Corporate headquarters is LEED v4 O+M: EB Gold Certified, meeting strict guidelines set forth by the Environmental Protection Agency  Implementation of conservation practices in office Corporate Sustainability Initiatives from Tenants Greenhouse Gas Emissions Green Lease Clauses Sustainable Practices  We participated annually in GRESB Public Disclosure GRESB Public Disclosure

26 Financial Information and Non-GAAP Reconciliations

Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 REVENUES Rental revenue (including reimbursable) $ 57,822 $ 45,158 $ 111,849 $ 87,748 Interest income on loans receivable 2,906 3,128 5,941 6,203 Other revenue 556 — 556 245 Total revenues 61,284 48,286 118,346 94,196 OPERATING EXPENSES Property 5,717 4,484 11,121 9,287 General and administrative 5,841 5,475 11,596 10,644 Depreciation and amortization 25,807 21,506 50,270 42,429 Provisions for impairment 4,199 4,422 6,261 8,038 Transaction costs, net 6 73 (54) 120 Total operating expenses 41,570 35,960 79,194 70,518 OTHER (EXPENSE) INCOME Interest expense, net (15,554) (12,638) (29,820) (24,098) Gain on sales of real estate, net 1,662 3,533 1,781 5,608 Loss on debt extinguishment — — — (46) Other income (expense), net 567 81 1,001 (124) Total other expense, net (13,325) (9,024) (27,038) (18,660) Net income before income taxes 6,389 3,302 12,114 5,018 Income tax expense (78) (13) (92) (29) Net income 6,311 3,289 12,022 4,989 Less: net income attributable to noncontrolling interests 26 17 50 26 Net income attributable to common stockholders $ 6,285 $ 3,272 $ 11,972 $ 4,963 Amounts available to common stockholders per common share: Basic $ 0.06 $ 0.04 $ 0.12 $ 0.06 Diluted $ 0.06 $ 0.04 $ 0.12 $ 0.06 Weighted average common shares: Basic 97,354,281 81,895,840 96,454,101 81,770,860 Diluted 102,788,997 82,494,129 100,953,305 82,314,021 Condensed Consolidated Statements of Operations (unaudited, dollars in thousands, except per share data) 27

Funds From Operations and Adjusted Funds From Operations (unaudited, dollars in thousands, except per share data) 28 Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 GAAP Reconciliation: Net income $ 6,311 $ 3,289 $ 12,022 $ 4,989 Depreciation and amortization of real estate 25,729 21,433 50,116 42,283 Provisions for impairment 4,199 4,422 5,687 8,038 Gain on sales of real estate, net (1,662) (3,533) (1,781) (5,608) Funds from Operations (FFO) $ 34,577 $ 25,611 $ 66,044 $ 49,702 Adjustments: Non-recurring executive transition costs, severance, and related charges — 3 — 79 Debt-related transaction costs 16 — 16 403 Other non-recurring gain (375) — (375) — Other loss — — 574 — Core Funds from Operations (Core FFO) $ 34,218 $ 25,614 $ 66,259 $ 50,184 Adjustments: Straight-line rent adjustments (2,281) (1,183) (4,434) (2,137) Amortization of deferred financing costs 972 744 1,943 1,408 Amortization of above/below-market assumed debt 28 29 57 57 Amortization of loan origination costs and discounts (102) 27 (235) (50) Amortization of lease-related intangibles 112 (6) 159 (76) Earned development interest 181 39 297 82 Capitalized interest expense (102) (38) (190) (88) Non-cash interest expense 713 713 1,418 1,418 Non-cash compensation expense 1,752 1,521 3,441 2,909 Adjusted Funds from Operations (AFFO) $ 35,491 $ 27,460 $ 68,715 $ 53,707 FFO per common share, diluted $ 0.34 $ 0.31 $ 0.65 $ 0.60 Core FFO per common share, diluted $ 0.33 $ 0.31 $ 0.66 $ 0.61 AFFO per common share, diluted $ 0.35 $ 0.33 $ 0.68 $ 0.65 Dividends per share $ 0.220 $ 0.210 $ 0.440 $ 0.420 Dividends per share as a percent of AFFO 63% 64% 65% 65% Weighted average common shares outstanding, basic 97,354,281 81,895,840 96,454,101 81,770,860 Operating partnership units outstanding 402,654 424,956 405,170 424,956 Unvested restricted stock units and LTIP Units 540,449 173,333 532,697 118,205 Unsettled shares under open forward equity contracts 4,491,613 — 3,561,337 — Weighted average common shares outstanding, diluted 102,788,997 82,494,129 100,953,305 82,314,021

EBITDAre and Adjusted EBITDAre

(unaudited, dollars in thousands)

	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025
GAAP Reconciliation:		
Net income	$ 6,311	$ 3,289
Depreciation and amortization of real estate	25,729	21,433
Amortization of lease-related intangibles	112	(6)
Non-real estate depreciation and amortization	75	73
Interest expense, net	15,554	12,638
Income tax expense	79	13
Amortization of loan origination costs and discounts	(102)	27
EBITDA	47,758	37,467
Adjustments:		
Provisions for impairment	4,199	4,422
Gain on sales of real estate, net	(1,662)	(3,533)
EBITDAre	50,295	38,356
Adjustments:		
Straight-line rent adjustments	(2,281)	(1,183)
Debt-related transaction costs	16	—
Non-recurring executive transition costs, severance and related charges	—	3
Other non-recurring gain	(375)	(229)
Other income, net	(474)	—
Transaction costs, net	6	73
Non-cash compensation expense	1,752	1,521
Adjustment for construction in process [1]	266	32
Adjustment for intraquarter investment activities [2]	3,796	252
Adjusted EBITDAre	$ 53,001	$ 38,825
Annualized Adjusted EBITDAre [3]	$ 212,004	

Net Debt	As of June 30, 2026
Principal amount of total debt	$ 1,406,457
Less: Cash, cash equivalents and restricted cash	(20,047)
Net Debt	$ 1,386,410
Less: Net value of unsettled forward equity [4]	(714,176)
Adjusted Net Debt	$ 672,234
Less: Subsequent ATM Sales [5]	(4,481)
Pro Forma Adjusted Net Debt	$ 667,753

Leverage	
Net Debt / Annualized Adjusted EBITDAre	6.5 x
Adjusted Net Debt / Annualized Adjusted EBITDAre	3.2 x
Pro Forma Adjusted Net Debt / Annualized Adjusted EBITDAre	3.1 x

1. Adjustment reflects the estimated cash yield on developments in process as of June 30, 2026.
2. Adjustment assumes all re-leasing activity, investments in and dispositions of real estate, including any developments completed during the three months ended June 30, 2026, had occurred on April 1, 2026.
3. We calculate Annualized Adjusted EBITDAre by multiplying Adjusted EBITDAre by four.
4. Reflects 38,942,108 of unsettled forward equity shares at the June 30, 2026, available weighted average net settlement price of $18.34 per share.
5. Reflects 210,670 of shares sold on a forward basis at a weighted average net settlement price of $21.27 per share.

NETSTREIT

29

Net Operating Income (unaudited, dollars in thousands) 1. Adjustment assumes all re-leasing activity, investments in and dispositions of real estate, including any developments completed during the three months ended June 30, 2026, had occurred on April 1, 2026. Three Months Ended June 30, 2026 2025 GAAP Reconciliation: Net income $ 6,311 $ 3,289 General and administrative 5,841 5,475 Depreciation and amortization 25,807 21,506 Provisions for impairment 4,199 4,422 Transaction costs, net 6 73 Interest expense, net 15,554 12,638 Gain on sales of real estate, net (1,662) (3,533) Income tax expense 78 13 Amortization of loan origination costs and discounts (102) 27 Interest income on mortgage loans receivable (2,906) (3,128) Other income, net (908) (337) Property-Level NOI 52,218 40,445 Straight-line rent adjustments (2,281) (1,183) Amortization of lease-related intangibles 112 (6) Property-Level Cash NOI $ 50,049 $ 39,256 Adjustment for intraquarter acquisitions, dispositions, and completed development(1) 3,356 Property-Level Cash NOI Estimated Run Rate $ 53,405 Property Operating Expense Coverage Property operating expense reimbursement $ 4,813 $ 3,789 Property operating expenses (5,717) (4,484) Property operating expenses, net $ (904) $ (695) 30

June 30, 2026 December 31, 2025 ASSETS Real estate, at cost: Land $ 934,125 $ 772,417 Buildings and improvements 1,811,936 1,590,714 Total real estate, at cost 2,746,061 2,363,131 Less accumulated depreciation (222,008) (188,858) Property under development 13,499 5,500 Real estate held for investment, net 2,537,552 2,179,773 Assets held for sale 52,085 40,976 Mortgage loans receivable, net 151,437 142,464 Cash, cash equivalents, and restricted cash 20,047 14,467 Lease intangible assets, net 196,277 173,440 Other assets, net 78,730 63,076 Total assets $ 3,036,128 $ 2,614,196 LIABILITIES AND EQUITY Liabilities: Term loans, net $ 1,192,973 $ 1,093,331 Revolving credit facility 198,500 — Mortgage note payable, net 7,791 7,814 Lease intangible liabilities, net 15,667 16,910 Liabilities related to assets held for sale 1,022 1,016 Accounts payable, accrued expenses, and other liabilities 40,583 42,559 Total liabilities 1,456,536 1,161,630 Equity: Stockholders’ equity Common stock, $0.01 par value, 400,000,000 shares authorized; 101,526,575 and 93,070,533 shares issued and outstanding as of June 30, 2026 and December 31, 2025, respectively 1,016 931 Additional paid-in capital 1,841,754 1,701,572 Distributions in excess of retained earnings (282,998) (251,926) Accumulated other comprehensive income (loss) 12,648 (4,565) Total stockholders’ equity 1,572,420 1,446,012 Noncontrolling interests 7,172 6,554 Total equity 1,579,592 1,452,566 Total liabilities and equity $ 3,036,128 $ 2,614,196 Condensed Consolidated Balance Sheets (unaudited, dollars in thousands, except per share data) 31

As of June 30, 2026 Debt Summary Fully Extended Maturity Principal Balance Fixed Rate SOFR Swap Interest Rate(1) Remaining Capacity Available Term (years) Unsecured revolver(2) January 15, 2030 $ 198,500 —% 4.49% $ 301,350 3.5 2028 Term Loan February 11, 2028 200,000 2.63% 3.58% — 1.6 2029 Term Loan(3) January 3, 2029 250,000 3.74% 4.64% — 2.5 2030 Term Loan A(4) January 15, 2030 175,000 2.40% 3.35% — 3.5 2030 Term Loan B(5) January 15, 2030 175,000 3.87% 4.82% — 3.5 2031 Term Loan March 25, 2031 200,000 3.44% 4.39% — 4.7 2032 Term Loan(6) September 24, 2032 200,000 3.42% 4.67% 50,000 6.2 Mortgage note(7) November 1, 2027 7,957 —% 4.53% — 1.3 Total / Weighted Average $ 1,406,457 3.27% 4.30% $ 351,350 3.6 Debt, Capitalization, and Financial Ratios (unaudited, dollars in thousands) 32 1. Rates presented exclude the impact of capitalized loan fee amortization. 2. Interest rate reflects the all-in borrowing rate as of June 30, 2026. Facility fees are charged at an annual rate of 0.20% of the total facility size of $500 million, and are not included in the interest rate presented. The facility matures on January 15, 2029, and includes a one-year extension option. Remaining capacity reduced by $0.15 million for outstanding letters of credit. 3. The term loan matures on July 3, 2027, and includes one one-year extension option and one six-month extension option. 4. The term loan matures on January 15, 2029, and includes a one-year extension option. Existing fixed rate SOFR expires in January 2027; the term loan is unhedged beyond that date. 5. The term loan matures on January 15, 2029, and includes a one-year extension option. 6. $200.0 million of the term loan is hedged at an all-in rate of 4.67%. The remaining $50.0 million is unhedged. 7. The mortgage note was assumed as part of an asset acquisition during the third quarter of 2022. Floating, 14% Fixed, 86% Fixed vs. Floating Debt $200 $250 $350 $200 $200 $500 $8 $50 $0 $200 $400 $600 $800 $1,000 2026 2027 2028 2029 2030 2031 2032 In M illi on s Debt Maturity Schedule Term Loan RCF Capacity Mortgage Note $199

Debt, Capitalization, and Financial Ratios (cont'd)

(unaudited, dollars in thousands)

Key Debt Covenant Information	As of June 30, 2026 Required	As of June 30, 2026 Actual
Consolidated total leverage ratio	≤ 60.0%	33.9%
Fixed charge coverage ratio	≥ 1.50x	3.20x
Maximum secured indebtedness	≤ 40.0%	0.2%
Maximum recourse indebtedness	≤ 10.0%	—%
Unencumbered leverage ratio	≤ 60.0%	39.3%
Unencumbered interest coverage ratio	≥ 1.75x	3.28x

Outstanding Forward Equity Offerings	As of June 30, 2026 Shares Remaining		As of June 30, 2026 Anticipated Net Proceeds Remaining
January 2024 Follow On	4,840,000	$	81,232
Q1 2024 ATM	107,500		1,834
Q2 2024 ATM	1,635,600		27,897
Q3 2025 ATM	1,045,195		18,517
Q4 2025 ATM	5,725,592		101,705
Q1 2026 ATM	3,956,031		73,226
February 2026 Follow On	12,627,000		227,268
Q2 2026 ATM	9,005,190		182,497
Total	38,942,108	$	714,176

Liquidity		As of June 30, 2026
Unused Unsecured Revolver Capacity (1)	$	301,350
Cash, Cash Equivalents and Restricted Cash		20,047
Net Value of Unsettled Forward Equity (2)		714,176
Undrawn Term Loan Balance		50,000
Total Liquidity	$	1,085,573
Subsequent ATM Sales (3)		4,481
Total Pro Forma Liquidity	$	1,090,055

Equity	Ending Shares/Units as of June 30, 2026		Equity Market Capitalization (4)	% of Total
Common shares	101,526,575	$	2,145,257	99.6 %
OP units	402,654		8,508	0.4 %
Total (5)	101,929,229	$	2,153,765	100.0 %

Enterprise Value		As of June 30, 2026	% of Total
Adjusted Net Debt	$	672,234	19.0 %
Net Value of Unsettled Forwards		714,176	20.2 %
Equity Market Capitalization		2,153,765	60.8 %
Total Enterprise Value	$	3,540,175	100.0 %

1. Remaining capacity reduced by $0.15 million for outstanding letters of credit.
2. Reflects 38,942,108 of unsettled shares under forward sale agreements at the June 30, 2026, weighted average net settlement price of $18.34 per share.
3. Reflects 210,670 of shares sold on a forward basis at a weighted average net settlement price of $21.27 per share.
4. Value is based on the June 30, 2026, closing share price of $21.13 per share.
5. Excludes unvested LTIP units and unvested restricted stock units.

NETSTREIT 33

Non-GAAP Measures and Definitions 34 FFO, Core FFO, and AFFO The National Association of Real Estate Investment Trusts (“NAREIT”), an industry trade group, has promulgated a widely accepted non-GAAP financial measure of operating performance known as FFO. Our FFO is net income in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Core FFO is a non-GAAP financial measure defined as FFO adjusted to exclude infrequent and unusual items not expected to impact our operating performance on an ongoing basis. These include executive transition costs, severance, and related charges, debt-related transaction costs, and other non-core losses (gains) as they occur. AFFO is a non-GAAP financial measure defined as Core FFO adjusted for GAAP net income related to non-cash revenues and expenses, such as straight-line rent, amortization of above- and below-market lease-related intangibles, amortization of lease incentives, capitalized interest expense and earned development interest, non-cash interest expense, non-cash compensation expense, amortization of deferred financing costs, amortization of above/below-market assumed debt, and amortization of loan origination costs. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. In fact, real estate values historically have risen or fallen with market conditions. FFO is intended to be a standard supplemental measure of operating performance that excludes historical cost depreciation and valuation adjustments from net income. We consider FFO to be useful in evaluating potential property acquisitions and measuring operating performance. We further consider FFO, Core FFO, and AFFO to be useful in determining funds available for payment of distributions. FFO, Core FFO, and AFFO do not represent net income or cash flows from operations as defined by GAAP. You should not consider FFO, Core FFO, and AFFO to be alternatives to net income as a reliable measure of our operating performance nor should you consider FFO, Core FFO, and AFFO to be alternatives to cash flows from operating, investing, or financing activities (as defined by GAAP) as measures of liquidity. FFO, Core FFO, and AFFO do not measure whether cash flow is sufficient to fund our cash needs, including debt service obligations, capital improvements, and distributions to stockholders. FFO, Core FFO, and AFFO do not represent cash flows from operating, investing, or financing activities as defined by GAAP. Further, FFO, Core FFO, and AFFO as disclosed by other REITs might not be comparable to our calculations of FFO, Core FFO, and AFFO. Enterprise Value We calculate Enterprise Value as the sum of our Adjusted Net Debt, market value of unsettled forwards, and equity market capitalization as of period end.

Non-GAAP Measures and Definitions 35 EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre We compute EBITDA as earnings before interest expense, income tax expense, and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and impairment charges on depreciable real property. Adjusted EBITDAre is a non-GAAP financial measure defined as EBITDAre further adjusted to exclude straight-line rent, non-cash compensation expense, executive transition costs, severance, and related charges, debt related transaction costs, transaction costs, other non-recurring losses (gains), other non-recurring expenses (income), including lease termination fees, as well as adjustments for construction in process and for intraquarter activities. Annualized Adjusted EBITDAre is Adjusted EBITDAre multiplied by four. We present EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre as they are measures commonly used in our industry. We believe that these measures are useful to investors and analysts because they provide supplemental information concerning our operating performance, exclusive of certain non-cash items and other costs. We use EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt, Adjusted Net Debt, and Pro Forma Adjusted Net Debt We calculate Net Debt as the principal amount of our total debt outstanding, excluding deferred financing costs, net discounts, and debt issuance costs, less cash, cash equivalents, and restricted cash available for future investment. We then adjust Net Debt by the net value of unsettled forward equity as of period end to derive Adjusted Net Debt. Further, we adjust Adjusted Net Debt by the value of any unsettled forward equity and at-the-market sales occurring subsequent to the period to derive Pro Forma Adjusted Net Debt. We believe excluding cash, cash equivalents, and restricted cash available for future investment from the principal amount of our total debt outstanding, together with the exclusion of the net value of unsettled forward equity as of period end and the net value of unsettled forward equity and at-the-market sales subsequent to the period, all of which could be used to repay debt, provides a useful estimate of the net contractual amount of borrowed capital to be repaid. We believe these adjustments are additional beneficial disclosures to investors and analysts.

Non-GAAP Measures and Definitions (cont’d) 36 Property-Level NOI, Property-Level Cash NOI, and Property-Level Cash NOI - Estimated Run Rate Property-Level NOI, Property-Level Cash NOI, and Property-Level Cash NOI - Estimated Run Rate are non-GAAP financial measures which we use to assess our operating results. We compute Property-Level NOI as net income (computed in accordance with GAAP), excluding general and administrative expenses, interest expense, net, income tax expense, amortization of loan origination costs and discounts, transaction costs, depreciation and amortization, gains (or losses) on sales of depreciable property, real estate impairment losses, interest income on mortgage loans receivable, debt-related transaction costs, and other expense (income), net, including lease termination fees. We further adjust Property-Level NOI for non-cash revenue components of straight-line rent and amortization of lease-intangibles to derive Property-Level Cash NOI. We further adjust Property-Level Cash NOI for intraquarter acquisitions, dispositions, and completed development to derive Property-Level Cash NOI - Estimated Run Rate. We believe Property-Level NOI, Property-Level Cash NOI, and Property-Level Cash NOI - Estimated Run Rate provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. Property-Level NOI, Property-Level Cash NOI, and Property-Level Cash NOI - Estimated Run Rate are not measurements of financial performance under GAAP and may not be comparable to similarly titled measures of other companies. You should not consider our measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Other Definitions ABR is annualized base rent for all leases that commenced and annualized cash interest for all executed mortgage loans as of period end. Cash Yield is the annualized base rent contractually due from acquired properties and completed developments, and interest income from mortgage loans receivable, divided by the gross investment amount, gross proceeds in the case of dispositions, or loan repayment amount. Defensive Category is considered by us to represent tenants that focus on necessity goods and essential services in the retail sector, including discount stores, grocers, drug stores and pharmacies, home improvement, automotive service and quick-service restaurants, which we refer to as defensive retail industries. The defensive sub-categories as we define them are as follows: (1) Necessity, which are retailers that are considered essential by consumers and include sectors such as drug stores, grocers and home improvement, (2) Discount, which are retailers that offer a low price point and consist of off-price and dollar stores, (3) Service, which consist of retailers that provide services rather than goods, including, tire and auto services and quick service restaurants, and (4) Other, which are retailers that are not considered defensive in terms of being considered necessity, discount or service, as defined by us. Investments are lease agreements in place at owned properties, properties that have leases associated with mortgage loans receivable, developments where rent commenced, interest earning developments, or in the case of master lease arrangements each property under the master lease is counted as a separate lease. Occupancy is expressed as a percentage, and it is the number of leased investments divided by the total number of investments owned, excluding properties under development.

Non-GAAP Measures and Definitions (cont’d) 37 OP Units means operating partnership units not held by NETSTREIT. Weighted Average Lease Term is weighted by the annualized base rent, excluding lease extension options and investments associated with mortgage loans receivable.